Exhibit 99.3

Business Segment Overview Bob Sulentic President November 17, 2010

Americas Business Overview

Americas Trends Improving transaction activity, but challenging fundamentals without job growth High vacancies are peaking with relatively strong leasing activity Premium pricing for quality product (bifurcated market)... facilitating short term investment activity Debt returning to the market (higher LTV’s, lower spreads) Significant new outsourcing wins, but competitive market Corporate customers continue to resist spending Some, but limited activity from “distress market” Phased reinstatement of certain costs

2009 Americas Corporate Stats Total Transaction Value $53.7 billion Property Sales (# of Transactions) 3,225 Property Sales (Transaction Value) $17.1 billion Property Leasing (# of Transactions) 26,825 Property Leasing (Transaction Value) $36.6 billion Property & Corporate Facilities Under Management 1.3 billion sq. ft.(1) Loan Originations $6.3 billion Loan Servicing $114.4 billion(2) Investment Assets Under Management $20.9 billion Development in Process/Pipeline $4.7 billion(3) Valuation and Advisory Assignments 30,150 Project Management Contract Value $6.0 billion Unique Breadth and Depth (1) Includes affiliate company totals (2) Reflects loans serviced by GEMSA, a joint venture between CBRE Capital Markets and GE Capital Real Estate (3) Includes $1.4 billion of Long-Term Operating Assets (projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition)

Americas Revenue by Service Line 2006 Q3 2010 YTD Leasing Sales Property and Facilities Management Commercial Mortgage Brokerage Appraisal and Valuation Other 39% 34% 15% 6% 5% 1% 35% 12% 43% 5% 4% 1%

EMEA Business Overview

EMEA Trends Investment activity up materially in major economies Leasing up materially, but with concern about sustainability Economy challenged by job growth issues Significant momentum in GCS Aggressively pushing pan European Asset Services platform Strong continued focus on cost control

2009 EMEA Corporate Stats Total Transaction Value $27.1 billion Property Sales (# of Transactions) 1,700 Property Sales (Transaction Value) $14.8 billion Property Leasing (# of Transactions) 4,925 Property Leasing (Transaction Value) $12.3 billion Property & Corporate Facilities Under Management 400 million sq. ft.(1) Loan Servicing $1.8 billion Investment Assets Under Management $12.7 billion Valuation & Advisory Assignments 54,200 Project Management Contract Value $1.4 billion (1) includes affiliate company totals

EMEA Geographic Spread * Other: Includes Austria, Poland, Sweden, UAE, among others Revenue 2006 Q3 2010 YTD UK France Germany Spain Benelux Italy Russia Ireland Other 56% 16% 6% 5% 5% 2% 4% 1% 5% 44% 21% 6% 7% 6% 4% 4% 2% 6%

EMEA Revenue by Service Line 2006 Q3 2010 YTD Leasing Sales Property and Facilities Management Appraisal and Valuation Other 35% 34% 17% 13% 1% 35% 20% 31% 12% 2%

Asia Pacific Business Overview

Asia Pacific Trends Strong activity across all business lines Australia particularly strong across markets and business lines Some mixed signs on investment activity in Asia (bubble issue) Integrated and enhanced Asset Services and Valuation offerings to drive growth Significant progress in attracting talent and building support infrastructure

2009 Asia Pacific Corporate Stats (1) includes affiliate company totals Total Transaction Value $16.4 billion Property Sales (# of Transactions) 4,425 Property Sales (Transaction Value) $8.6 billion Property Leasing (# of Transactions) 10,725 Property Leasing (Transaction Value) $7.8 billion Property & Corporate Facilities Under Management 800 million sq. ft.(1) Investment Assets Under Management $1.1 billion Valuation & Advisory Assignments 19,875 Project Management Contract Value $3.7 billion

Asia Pacific Geographic Spread 2006 Q3 2010 YTD Pacific Greater China Singapore Japan Korea India Other Revenue 43% 12% 7% 2% 1% 35% 41% 16% 9% 2% 12% 20%

Asia Pacific Revenue by Service Line 2006 Q3 2010 YTD Leasing Sales Property and Facilities Management Appraisal and Valuation Other 50% 23% 14% 12% 1% 33% 20% 35% 10% 2%

Investment Management Trends Equity placed YTD through September 2010 -- $3.3 Billion Capital raised YTD through September 2010 -- $4.0 Billion Equity of $2.4 Billion available for deployment at September 30, 2010 Company co-investment of $94.1 Million at September 30, 2010 Starting to see increased capital allocations (focus on core v. value-add funds) Liquidity and fee pressures in a limited number of funds and managed accounts

Development Trends Business dramatically downsized from year ago Company co-investment of $60.0 Million at September 30, 2010 Pipeline and in-process of $6.0 Billion at September 30, 2010 Several large and very profitable sales allowed for significant outperformance in 2010 but such “inventory” is limited Focus has shifted to build to suit, services and healthcare New capital is very scarce and the business remains challenged